Exhibit 99.1
Keystone Property Trust
Third Quarter 2003 Earnings Conference Call

Supplemental Information Package

This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust

Financial Highlights (Dollars in thousands, except per share data)

	Three Months Ended September 30,

	2003		% Change	2002

Income Items:
Revenue	$22,632		(9.3%)	$24,942
Earnings Before Interest, Taxes, and Depreciation (EBITDA)	19,285		5.2%	18,324
Net Income Allocated to Common Shares	3,575		N/A	(19,588)
Funds from Operations	12,416		N/A	(18,994)
Funds from Operations - Per Share (Diluted)	0.39		N/A	(0.60)
Dividends Paid Per Share- Common Shares	0.33		1.5%	0.325
Diluted Earnings Per Share	0.16		N/A	(1.01)
Weighted Average Common Shares and Units- FFO	31,854,559		1.4%	31,409,399
Weighted Average Common Shares and Units- EPS	27,617,792		41.7%	19,489,288
Ratios:
Interest Coverage Ratio	3.4	x		2.7	x
Fixed Charge Coverage Ratio	2.2	x		2.0	x
Dividend Payout Ratio-FFO	84.6%			N/A

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended September 30,

	2003		% Change	2002

Income Items:
Revenue	$64,568		(11.9%)	$73,279
Earnings Before Interest, Taxes, and Depreciation (EBITDA)	53,519		(7.3%)	57,718
Net Income Allocated to Common Shares	12,263		N/A	(13,268)
Funds from Operations	34,255		504.0%	5,671
Funds from Operations - Per Share (Diluted)	1.08		500.0%	0.18
Dividends Paid Per Share- Common Shares	0.98		1.6%	0.965
Diluted Earnings Per Share	0.56		N/A	(0.70)
Weighted Average Common Shares and Units- FFO	31,661,384		1.4%	31,235,134
Weighted Average Common Shares and Units- EPS	27,424,617		45.5%	18,845,599
Ratios:
Interest Coverage Ratio	3.2	x		2.8	x
Fixed Charge Coverage Ratio	2.1	x		2.0	x
Dividend Payout Ratio-FFO	90.7%			N/A

	As of September 30,		As of December 31,

	2003	2002	2002

Assets:
Investments in Real Estate at Cost, Including Investments in Joint Ventures	$840,223	$777,600	$677,127

Total Assets	$837,221	$781,202	$671,654

Liabilities and Equity:
Total Debt	$426,625	$433,202	$325,796
Other Liabilities	28,455	16,328	20,225
Redeemable Preferred Equity, at Liquidation Preference	69,000	—	—
Convertible Preferred Equity, at Liquidation Preference	67,892	67,892	67,892
Common Equity and Minority Interest	245,249	263,780	257,741

Total Liabilities and Equity	$837,221	$781,202	$671,654

Ratios:
Debt to Undepreciated Assets	48.2%	51.6%	45.8%
Total Liabilities to Undepreciated Assets	51.5%	53.5%	48.7%

Keystone Property Trust

Condensed Consolidated Balance Sheets (Dollars in thousands)

	September 30, 2003	December 31, 2002

Assets:
Investments in Real Estate, Including Development and Construction in Progress of $50,840 and $54,123 for 2003 and 2002, respectively	$772,062	$543,781
Assets Held for Sale	—	85,622
Equity Method Investments in Real Estate Joint Ventures	68,161	47,724
Less: Accumulated Depreciation	(47,194)	(34,513)
Less: Accumulated Depreciation-Assets Held for Sale	—	(4,919)

Investments in Real Estate, Net	793,029	637,695

Cash, Cash Equivalents and Escrows	1,883	2,777
Notes and Accounts Receivable, Net	12,638	8,104
Deferred Financing and Leasing Costs, Net	16,353	6,480
Equity Method Investment in Management Company	5,595	5,900
Other Assets	7,723	5,139
Other Assets-Assets Held for Sale	—	5,559

Total Assets	$837,221	$671,654

Liabilities And Shareholders’ Equity:
Liabilities:
Mortgage Notes and Other Debt	$426,625	$286,100
Liabilities for Assets Held for Sale, including Mortgage Notes Payable of $39,696 for 2002	—	40,813
Accrued Liabilities and Other	28,455	19,108

Total Liabilities	455,080	346,021

Minority Interest:
Limited Partners in Operating Partnership	42,916	31,658
Convertible Preferred Units in Operating Partnership	52,892	52,892

Total Minority Interest	95,808	84,550

Shareholders’ Equity:
Preferred Stock, $.001 par value	3	1
Common Stock, $.001 par value	22	21
Additional Paid-in Capital	345,867	291,671
Cumulative Net Income	35,920	23,656
Cumulative Dividends	(95,479)	(74,265)

Total Shareholders’ Equity	286,333	241,083

Total Liabilities and Shareholders’ Equity	$837,221	$671,654

Keystone Property Trust

Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data)

	Three Months Ended September 30,
	2003	2002

Revenue:
Rents	$18,807	$21,517
Reimbursement Revenue and Other	3,825	3,425

Total Revenue	22,632	24,942

Operating Expenses:
Property Operating Expenses	1,060	1,876
Real Estate Taxes	2,513	2,554
General and Administrative	2,397	2,028
Employee Termination Costs	—	930
Depreciation and Amortization	5,641	5,021
Provision for Asset Impairment	—	30,200

Total Operating Expense	11,611	42,609

Income (Loss) from Continuing Operations before Equity in Income from Equity Method Investments, Interest Expense and Gains (Losses) on Sales of Asset	11,021	(17,667)
Interest Expense	4,736	6,369
Equity in Income from Equity Method Investments	1,621	266
Gains (Losses) on Sales of Assets	—	—

Income (Loss) from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Cumulative Effect of a Change in Accounting Principle and Income Allocated to Preferred Shareholders	7,906	(23,770)
Distributions to Preferred Unitholders	(1,268)	(1,424)

Income (Loss) from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Cumulative Effect of a Change in Accounting Principle and Income Allocated to Preferred Shareholders	6,638	(25,194)
Minority Interest of Unitholders in Operating Partnership	(899)	6,092
Income (Loss) from Continuing Operations before Cumulative Effect of a Change In Accounting Principle and Income Allocated to Preferred Shareholders	5,739	(19,102)
Discontinued Operations:
Income from Discontinued Operations	—	86
Gain on Disposition of Discontinued Operations	—	871
Minority Interest	—	(235)

	—	722

Cumulative Effect of a Change in Accounting Principle	(224)	—
Net Income (Loss)	5,515	(18,380)
Income Allocated to Preferred Shareholders	(1,940)	(1,208)

Net Income (Loss) Allocated to Common Shareholders	$3,575	$(19,588)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended September 30,
	2003	2002

Revenue:
Rents	$53,851	$63,295
Reimbursement Revenue and Other	10,717	9,984

Total Revenue	64,568	73,279

Operating Expenses:
Property Operating Expenses	3,521	5,549
Real Estate Taxes	6,878	7,446
General and Administrative	7,676	5,980
Employee Termination Costs	—	930
Depreciation and Amortization	15,772	15,575
Provision for Asset Impairment	—	30,200

Total Operating Expense	33,847	65,680

Income (Loss) from Continuing Operations before Equity in Income from Equity Method Investments, Interest Expense and Gains (Losses) on Sales of Asset	30,721	7,599
Interest Expense	14,037	18,507
Equity in Income from Equity Method Investments	4,484	583
Gains (Losses) on Sales of Assets	3,221	(430)

Income (Loss) from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Cumulative Effect of a Change in Accounting Principle and Income Allocated to Preferred Shareholders	24,389	(10,755)
Distributions to Preferred Unitholders	(3,804)	(4,317)

Income (Loss) from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Cumulative Effect of a Change in Accounting Principle and Income Allocated to Preferred Shareholders	20,585	(15,072)
Minority Interest of Unitholders in Operating Partnership	(3,118)	3,987
Income (Loss) from Continuing Operations before Cumulative Effect of a Change In Accounting Principle and Income Allocated to Preferred Shareholders	17,467	(11,085)
Discontinued Operations:
Income from Discontinued Operations	—	323
Gain on Disposition of Discontinued Operations	—	871
Minority Interest	—	(294)

	—	900

Cumulative Effect of a Change in Accounting Principle	(224)	—
Net Income (Loss)	17,243	(10,185)
Income Allocated to Preferred Shareholders	(4,980)	(3,083)

Net Income (Loss) Allocated to Common Shareholders	$12,263	$(13,268)

Keystone Property Trust

Condensed Consolidated Statements of FFO and FAD (Dollars in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Funds from Operations:
Net Income (Loss) Allocated to Common Shareholders	$3,575	$(19,588)	$12,263	$(13,268)
Income Allocated to Preferred Shareholders	1,940	797	4,980	2,672
Redeemable Preferred Stock Dividends	(1,574)	—	(3,883)	—
Minority Interest of Unitholders in Operating Partnership	899	(5,857)	3,118	(3,693)
Distributions to Preferred Unitholders	1,268	1,424	3,804	4,317
(Gains) Losses on Sales of Assets	—	(871)	(3,221)	(441)
Depreciation and Amortization Related to Real Estate	5,641	4,895	15,772	15,538
Depreciation and Amortization Related to Joint Ventures	443	206	1,198	546
Cumulative Effect of a Change in Accounting Principle	224	—	224	—

Funds from Operations	$12,416	$(18,994)	$34,255	$5,671

Funds from Operations-Basic	$0.39	$(0.60)	$1.08	$0.18

Funds from Operations Per Diluted Share	$0.39	$(0.60)	$1.08	$0.18

Funds Available For Distribution:
Funds from Operations	$12,416	$(18,994)	$34,255	$5,671
Building Improvements	(1,276)	(252)	(1,714)	(555)
Tenant Improvements	(263)	(336)	(439)	(1,665)
Leasing Commissions	(493)	(334)	(1,077)	(1,953)
Non-Cash Compensation Charges	352	214	1,511	394
Amortization of Deferred Financing Costs	236	272	638	812
Rental Income from Straight Line Rents	(967)	(1,241)	(1,999)	(2,549)

Funds Available for Distribution	$10,005	$(20,671)	$31,175	$155

Funds Available for Distribution Per Diluted Share	$0.31	$(0.66)	$0.98	$0.00

Weighted Average Shares and Units - Diluted	31,854,559	31,409,399	31,661,384	31,235,134

Dividend Paid Per Common Share	$0.330	$0.325	$0.980	$0.965

Dividend Payout Ratio-FFO	84.6%	N/A	90.7%	N/A

Dividend Payout Ratio-FAD	106.5%	N/A	100.0%	N/A

Keystone Property Trust

Reconciliation of Net Income to EBITDA (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Net Income available to common shareholders	$3,575	$(19,588)	$12,263	$(13,268)
Add back/(deduct):
Income allocated to preferred shareholders	1,940	1,208	4,980	3,083
Distributions to preferred unitholders and minority interest	2,167	(4,668)	6,922	330
Minority interest-discontinued operations	—	235	—	294
Interest expense, including proportionate share from joint ventures	5,183	6,396	15,226	19,374
Interest expense-discontinued operations	—	54	—	456
Provision for asset impairment	—	30,200	—	31,600
(Gains) losses on sales of assets	—	(871)	(3,221)	(441)
Depreciation and amortization, including proportionate share from joint ventures	6,196	5,307	17,125	15,902
Depreciation and amortization-discontinued operations	—	51	—	388
Cumulative Effect of a Change in Accounting Principle	224	—	224	—

Total EBITDA	$19,285	$18,324	$53,519	$57,718

Keystone Property Trust
Market Operating Statistics (As of September 30, 2003)

						Grand
	New Jersey	Pennsylvania	Indiana	South Carolina	Other	Total

Square Feet Owned at September 30, 2003	9,175,982	9,086,333	4,404,705	2,721,789	1,502,672	26,891,481
% of Total Rentable SF	34.1%	33.8%	16.4%	10.1%	5.6%	100.0%
Number of Buildings	35	37	11	26	11	120
Number of Leases	79	73	18	25	11	206
Economic Occupancy - Quarter-to-date	93.0%	91.4%	92.1%	84.6%	89.6%	91.6%
Economic Occupancy - Year-to-date	93.1%	92.3%	89.2%	86.4%	93.2%	91.8%
Physical Occupancy at September 30, 2003	94.0%	91.1%	92.1%	90.1%	91.0%	92.1%
Annualized Base Rent (ABR) (in 000’s)	$43,785	$32,070	$13,760	$6,832	$4,809	$101,256
Annualized Base Rent Per Leased SF	$5.08	$3.87	$3.39	$2.79	$3.52	$4.09
Lease Expirations as a Percentage of ABR:
2003	0.4%	4.8%	1.2%	48.9%	—	5.2%
2004	6.1%	17.6%	2.8%	6.9%	21.1%	10.1%
2005	14.9%	22.5%	4.9%	22.6%	—	15.8%
2006	24.5%	18.3%	2.0%	—	—	16.7%
2007	13.4%	12.6%	—	4.1%	31.0%	11.6%
Wtd Avg Lease Term Remaining (in years)	4.5	3.0	7.8	1.9	5.8	4.3
Square Feet of Leasing Activity in Quarter	2,088,972	504,984	106,145	362,366	—	3,062,467
Year-to-date	2,472,696	1,608,039	487,225	1,075,457	—	5,643,417
Tenant Retention during period	74.0%	5.9%	85.8%	50.0%	N/A	51.5%
Year-to-date	74.5%	36.9%	85.8%	42.4%	0.0%	50.0%
Rent Change on Renewals and Rollovers during period:	6.6%	(4.7%)	1.6%	(20.5%)	N/A	1.3%
Year-to-date	6.5%	(9.8%)	1.6%	(7.3%)	N/A	(2.7%)
Same Store NOI Growth during period (Cash basis):	1.1%	(4.9%)	2.5%	(15.0%)	(9.1%)	(4.4%)
Year-to-date	1.4%	(1.4%)	3.4%	(9.9%)	(6.3%)	(1.8%)
Same Store NOI Growth during period (GAAP basis):	0.5%	(7.2%)	1.4%	(14.9%)	(9.3%)	(5.5%)
Year-to-date	0.7%	(2.3%)	1.3%	(11.0%)	(6.9%)	(2.6%)
Same Store Physical Occupancy at September 30, 2003	99.7%	90.1%	100.0%	90.1%	90.3%	94.4%
Square Feet Owned in Same Store Pool	5,680,824	5,472,846	1,992,988	2,721,789	1,388,672	17,257,119

Keystone Property Trust
Same Store Analysis - Cash Basis(Dollars in thousands)

	Cash Basis				Cash Basis
	Quarter Ended September 30,				Nine Months Ended September 30,

	2003	2002	Change	% Change	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$12,586	$12,571	$15	0.1%	$39,030	$38,434	$596	1.6%
Vacancy Loss	(1,487)	(948)	(539)	56.9%	(3,542)	(2,566)	(976)	38.0%

Rental Revenue	11,099	11,623	(524)	(4.5%)	35,488	35,868	(380)	(1.1%)
Operating Expenses
Property Operating Expenses	$515	$440	$75	17.0%	$2,107	$1,225	$882	72.0%
Real Estate Taxes	1,527	1,522	5	0.3%	4,585	4,392	193	4.4%
Tenant Reimbursement	(1,655)	(1,543)	(112)	7.3%	(5,399)	(4,559)	(840)	18.4%

Net Operating Expenses	387	419	(32)	(7.6%)	1,293	1,058	235	22.2%

Net Operating Income	$10,712	$11,204	$(492)	(4.4%)	$34,195	$34,810	$(615)	(1.8%)

Same Store NOI From Above	$10,712	$11,204			$34,195	$34,810
Non Same Store Property NOI	9,491	10,423			24,519	29,951
Less: Unconsolidated NOI	(1,144)	(1,115)			(4,545)	(4,477)

Property Operating Income (1)	$19,059	$20,512			$54,169	$60,284

Physical Occupancy (End of Period)	94.4%	96.2%	(1.8%)		94.4%	96.2%	(1.8%)
Economic Occupancy	88.2%	92.5%	(4.3%)		90.9%	93.3%	(2.4%)
Percentage of Total NOI:	59.2%				65.5%
Components of NOI Changes:
Rental Increases/(Decreases)			$15	0.1%			$596	1.7%
Occupancy Increases/(Decreases)			(539)	(4.8%)			(976)	(2.8%)
Reduction/(Increase) in expenses, net of reimbursements			32	0.3%			(235)	(0.7%)

Total			$(492)	(4.4%)			$(615)	(1.8%)

(1)	Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust
Same Store Analysis - GAAP Basis (Dollars in thousands)

	GAAP Basis				GAAP Basis
	Quarter Ended September 30,				Nine Months Ended September 30,

	2003	2002	Change	% Change	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$13,147	$13,299	$(152)	(1.1%)	$40,320	$40,072	$248	0.6%
Vacancy Loss	(1,487)	(948)	(539)	56.9%	(3,542)	(2,566)	(976)	38.0%

Rental Revenue	11,660	12,351	(691)	(5.6%)	36,778	37,506	(728)	(1.9%)
Operating Expenses
Property Operating Expenses	$515	$440	$75	17.0%	$2,107	$1,225	$882	72.0%
Real Estate Taxes	1,527	1,522	5	0.3%	4,585	4,392	193	4.4%
Tenant Reimbursement	(1,655)	(1,543)	(112)	7.3%	(5,399)	(4,559)	(840)	18.4%

Net Operating Expenses	387	419	(32)	(7.6%)	1,293	1,058	235	22.2%

Net Operating Income	$11,273	$11,932	$(659)	(5.5%)	$35,485	$36,448	$(963)	(2.6%)

Same Store NOI From Above	$11,273	$11,932			$35,485	$36,448
Non Same Store Property NOI	8,983	9,757			23,533	28,663
Less: Unconsolidated NOI	(1,197)	(1,177)			(4,849)	(4,827)

Property Operating Income (1)	$19,059	$20,512			$54,169	$60,284

Physical Occupancy (End of Period)	94.4%	96.2%	(1.8%)		94.4%	96.2%	(1.8%)
Economic Occupancy	88.7%	92.9%	(4.2%)		91.2%	93.6%	(2.4%)
Percentage of Total NOI:	59.1%				65.5%
Components of NOI Changes:
Rental Increases/(Decreases)			$(152)	(1.3%)			$248	0.7%
Occupancy Increases/(Decreases)			(539)	(4.5%)			(976)	(2.7%)
Reduction/(Increase) in expenses, net of reimbursements			32	0.3%			(235)	(0.6%)

Total			$(659)	(5.5%)			$(963)	(2.6%)

(1)	Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust
Lease Expirations (Dollars in thousands, as of September 30, 2003)

	NEW JERSEY			PENNSYLVANIA			INDIANA

	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2003	30,200	$175	0.4%	363,470	$1,536	4.8%	50,000	$168	1.2%
2004	563,925	2,674	6.1%	1,368,961	5,656	17.6%	126,945	384	2.8%
2005	1,023,817	6,516	14.9%	1,947,096	7,220	22.5%	227,075	669	4.9%
2006	2,254,127	10,736	24.5%	1,557,879	5,854	18.3%	52,000	276	2.0%
2007	1,329,675	5,870	13.4%	1,157,247	4,055	12.6%	—	—	0.0%
2008	1,192,188	5,302	12.2%	350,353	1,590	5.0%	1,425,959	4,622	33.7%
2009	532,344	2,992	6.8%	1,134,702	4,566	14.2%	235,125	646	4.7%
2010	586,101	2,591	5.9%	15,971	57	0.2%	211,906	562	4.1%
2011	179,567	1,415	3.2%	171,700	699	2.2%	798,096	2,291	16.6%
2012 and beyond	929,927	5,514	12.6%	212,698	837	2.6%	931,604	4,142	30.0%

Total	8,621,871	$43,785	100.0%	8,280,077	$32,070	100.0%	4,058,710	$13,760	100.0%

	SOUTH CAROLINA			OTHER			TOTAL

	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2003	1,222,445	$3,341	48.9%	—	$—	0.0%	1,666,115	$5,218	5.2%
2004	190,000	473	6.9%	314,000	1,015	21.1%	2,563,831	10,202	10.1%
2005	488,091	1,547	22.6%	—	—	0.0%	3,686,079	15,952	15.8%
2006	—	—	0.0%	—	—	0.0%	3,864,006	16,868	16.7%
2007	94,400	279	4.1%	243,948	1,491	31.0%	2,825,270	11,696	11.6%
2008	126,608	338	4.9%	42,135	110	2.3%	3,137,243	11,962	11.6%
2009	30,000	104	1.5%	243,672	695	14.5%	2,175,843	9,003	8.9%
2010	—	—	0.0%	—	—	0.0%	813,978	3,210	3.2%
2011	300,000	750	11.1%	181,350	499	10.4%	1,630,713	5,654	5.6%
2012 and beyond	—	—	0.0%	342,417	999	20.7%	2,416,646	11,491	11.3%

	2,451,544	$6,832	100.0%	1,367,522	$4,809	100.0%	24,779,724	$101,256	100.0%

Keystone Property Trust
Top 25 Tenants (Dollars in thousands, as of September 30, 2003)

	Number of	Rentable	Percentage of	Percentage of
Tenant	Leases	Square Feet	Leased SF	Annualized Base Rent

Exel Logistics, Inc.	6	1,513,616	5.6%	4.9%
The Home Depot, Inc. (1)	1	812,739	3.0%	3.5%
Brightpoint, Inc. (2)	1	495,740	1.8%	2.8%
Electrolux Home Products (3)	3	875,738	3.3%	2.6%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	2.2%	2.6%
Herrod Distribution	1	610,949	2.3%	2.6%
Baker & Taylor	1	421,200	1.6%	2.3%
Belkin Electronics, Inc. (2)	1	798,096	3.0%	2.3%
Sears Logistic Services, Inc.	1	507,000	1.9%	2.0%
Quaker Sales and Distribution	1	500,671	1.9%	2.0%
Cosmetic Essence, Inc.	1	483,507	1.8%	2.0%
Coca-Cola Bottlers of New Jersey (1)	1	243,751	0.9%	1.9%
Poly-Foam International, Inc.	6	669,871	2.5%	1.8%
Amazon.com	1	420,000	1.6%	1.8%
Engine Controls Distribution Services, Inc. (a subsidiary of Dana Corporation)	1	407,100	1.5%	1.6%
Group Athletica (a division of Reebok)	1	599,152	2.2%	1.5%
Kerr Acquisition Sub I, LLC (2)	2	327,636	1.2%	1.4%
Behr Process Corp.	1	320,482	1.2%	1.4%
Direct Fulfillment LP	1	265,000	1.0%	1.4%
SSC Services of Indiana, LLC (3)	1	435,864	1.6%	1.3%
Logistic Concepts	1	291,000	1.1%	1.3%
Parcel Direct (1)	1	241,110	0.9%	1.3%
Vestcom	1	210,530	0.8%	1.3%
International Paper	1	311,707	1.2%	1.2%
BMW	1	431,198	1.6%	1.2%

Total/Wtd Avg	38	12,779,167	47.7%	50.0%

(1)  Tenant leases a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2)  Tenant leases a property that is 20% owned as part of a Joint Venture with AFL-CIO Building Investment Trust.

(3)  Tenant leases a property that is 50% owned as part of a Joint Venture with Browning Investments, Inc.

Keystone Property Trust
Acquisitions, Dispositions and Development Placed in Service in 2003 (Dollars in thousands, as of September 30, 2003 )

							Purchase / Sales
Property	City	State	Market	Date	Square Feet	Leased %	Price

DEVELOPMENT PLACED IN SERVICE
700 AirTech Parkway	Indianapolis	IN	Indianapolis	3/31/2003	799,344	100.0%
257 Prospect Plains Road	Cranbury	NJ	Central New Jersey	4/1/2003	500,000	43.0%

					1,299,344

ACQUISITIONS
Land
381 Airtech Parkway (5 Points Associates) (1)	Indianapolis	IN	Indianapolis	6/7/2003	813,054	N/A	$3,380
61 Station Road (Home Depot Site) (2)	Cranbury	NJ	Central New Jersey	9/12/2003	772,000	N/A	8,240

Land Acquisitions Total					1,585,054		$11,620
Buildings
2040 N. Union Street	Middletown	PA	Harrisburg/Chambersburg	1/3/2003	507,000	100.0%	$20,000
201 Fulling Mill Road	Harrisburg	PA	Harrisburg/Chambersburg	2/26/2003	500,671	100.0%	20,250
Capital Business Center Portfolio	Harrisburg	PA	Harrisburg/Chambersburg	2/20/2003	1,554,074	100.0%	47,800
Dermody Portfolio (3)	Indianapolis	IN	Indianapolis	3/12/2003	1,449,786	87.0%	40,400
Berger Portfolio	Various	NJ	Central/Northern New Jersey	3/12/2003	1,938,296	96.0%	106,450
230 Brighton Road (4)	Clifton	NJ	Central/Northern New Jersey	9/30/2003	160,843	100.0%	9,065

Building Acquisitions Total					6,110,670		243,965

Acquisitions Total					7,695,724		$255,585

DISPOSITIONS
BIT Portfolio (5)	Various	IN, PA, NJ	Various in IN, PA and NJ	2/14/2003	2,042,696		$90,300

Dispositions Total					2,042,696		$90,300

(1)  This property was acquired by a joint venture with Browning Investments, Inc. in which the company has a 50% ownership interest.

(2)  This site consists of three land parcels acquired in September 2003 in connection with a build to suit agreement with Home Depot. The amount of square feet shown is buildable square footage.

(3)  This portfolio was acquired by the AFL-CIO Building Investment Trust joint venture subsequent to the formation of this joint venture as described in Footnote 5.

(4)  This building was acquired by the CalEast joint venture.

(5)  This portfolio was sold/contributed to form a joint venture with the AFL-CIO Building Investment Trust and included one 203,404 sf building in New Jersey, four buildings aggregating 445,000 sf in Pennsylvania and three buildings aggregating 1.4 million sf in Indianapolis. The Company retained a 20% ownership interest in this joint venture.

Keystone Property Trust
Summary of Land Under Development and Control
As of September 30, 2003 (dollars in millions)

	% Ownership			Estimated Buildable	Estimated Project
Project	Interest / Partner	Market/Submarket	Acres	SF	Cost

Projects Under Construction
19 Colony Road (Greenville Yards)	100%	New Jersey / North	26	521,881	$33
381 Airtech Parkway (5 Points Associates)	50% / Browning	Indiana / Indianapolis Airport	56	813,054	19
61 Station Road (Home Depot Site)	100%	New Jersey / Exit 8A	87	772,000	40

Subtotal - Projects Under Construction			169	2,106,935	$92
Development Pipeline (Next 36 months)
Keystone Cranbury East Phase II	100%	New Jersey / Exit 8A	37	500,000	$24
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	115	1,200,000	36
Airtech Park (1)	50% / Browning	Indiana / Indianapolis Airport	86	1,418,000	35
7553 Morris Court (Westpark Land)	100%	Pennsylvania / Allentown	15	266,000	9
Goldstar Site	100%	New Jersey / Exit 8A	50	788,000	38
66 Station Road	20% / CalEast	New Jersey / Exit 8A	62	667,000	31

Subtotal - Pipeline			365	4,839,000	$173

Additional Development Potential
Stults Road	100%	New Jersey / Exit 8A	6	130,000
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	100	1,200,000
Arnold Road and Other Expansions	100%	Pennsylvania / Reading, other	30	371,000
Airtech Park/6 Points (1)	50% / Browning	Indiana / Indianapolis Airport	183	2,769,000
7351 Morris Court	100%	Pennsylvania / Allentown	8	120,000

Subtotal - Additional Development Potential			327	4,590,000

Total Development Potential - Pipeline Additional			692	9,429,000

Grand Total			861	11,535,935

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Estimated
			Construction	Estimated
	Cost Incurred To		Start Date	Stabilization
Project	Date	% Leased	(Qtr/Year)	Date (Qtr/Year)

Projects Under Construction
19 Colony Road (Greenville Yards)	$20	—	3/02	2/04
381 Airtech Parkway (5 Points Associates)	9	—	2/03	1/05
61 Station Road (Home Depot Site)	11	100%	3/03	4/04

Subtotal - Projects Under Construction	$40
Development Pipeline (Next 36 months)
Keystone Cranbury East Phase II	$7		4/03
Central PA/Otto (1)	—		2/04
Airtech Park (1)	—		2/04
7553 Morris Court (Westpark Land)	2		2/04
Goldstar Site	8		2/04
66 Station Road	5		3/04

Subtotal - Pipeline	$22

Additional Development Potential
Stults Road
Central PA/Otto (1)
Arnold Road and Other Expansions
Airtech Park/6 Points (1)
7351 Morris Court

Subtotal - Additional Development Potential

Total Development Potential - Pipeline Additional

Grand Total

(1) Under contract or option.

Keystone Property Trust
Equity Method Investments - Pro Rata Consolidating Balance Sheet at September 30, 2003 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	4 Points Associates,
	Historical	Associates, LLC (1)	(2)	LLC (3)

Assets
Gross Real Estate Assets	$840,223	$33,940	$26,815	$9,721
Accumulated Depreciation	(47,194)	(1,766)	(395)	(208)
Other Assets	44,192	1,086	590	934

Total Assets	$837,221	$33,260	$27,010	$10,447

Liabilities & Equity
Debt	$426,625	$15,055	$10,717	$8,976
Other Liabilities	28,455	2,376	312	39

Total Liabilities	455,080	17,431	11,029	9,015

Equity, Including Minority Interest	382,141	15,829	15,981	1,432

Total Liabilities and Equity	$837,221	$33,260	$27,010	$10,447

[Additional columns below]

[Continued from above table, first column(s) repeated]

	5 Points Associates,	Keystone Realty	Other
	LLC (4)	Services, Inc. (5)	Adjustments (6)	Proforma Total

Assets
Gross Real Estate Assets	$4,529	$—	$(34,213)	$881,015
Accumulated Depreciation	—	—	—	(49,563)
Other Assets	1,220	5,530	(5,530)	48,022

Total Assets	$5,749	$5,530	$(39,743)	$879,474

Liabilities & Equity
Debt	$3,128	$—	$—	$464,501
Other Liabilities	1,122	528	—	32,832

Total Liabilities	4,250	528	—	497,333

Equity, Including Minority Interest	1,499	5,002	(39,743)	382,141

Total Liabilities and Equity	$5,749	$5,530	$(39,743)	$879,474

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2)  In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, LLC to develop and construct a 799,344 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the venture.

(4)  In July 2003, the Company formed a joint venture with Browning known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the venture.

(5)  The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(6)  Consists of elimination adjustments for presentation purposes.

Keystone Property Trust
Equity Method Investments - Pro Rata Consolidating Statements of Income & FFO For the Quarter Ended September 30, 2003 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	4 Points Associates,
	Historical	Associates, LLC (1)	(2)	LLC (3)

Revenue:
Rents	$18,807	$791	$687	$281
Reimbursement Revenue and Other	3,825	171	82	15

Total revenue	$22,632	$962	$769	$296

Operating Expenses:
Property Operating Expenses	$1,060	$73	$88	$24
Real Estate Taxes	2,513	141	48	3

Property NOI	19,059	748	633	269

General and Administrative	2,397	3	—	1

EBITDA	16,662	745	633	268
Depreciation and Amortization	5,641	212	165	84
Interest Expense	4,736	269	108	69

Income before other items	6,285	264	360	115
Equity in Income from Equity Method Investments	1,621	—	—	—
Preferred Dividends, Preferred Distributions, Minority Interest and Cumulative Effect of a Change in Accounting Principle	(4,331)	—	—	—

Net Income (Loss) Allocated to Common Shareholders	$3,575	$264	$360	$115

FFO
Net Income Allocated to Common Shareholders	$3,575	$264	$360	$115
Income Allocated to Preferred Shareholders	1,940	—	—	—
Minority Interest of Unitholders in Operating Partnership	899	—	—	—
Distributions to Preferred Unitholders	1,268	—	—	—
Redeemable Preferred Stock Dividends	(1,574)	—	—	—
Depreciation and Amortization- Real Estate Assets	5,641	212	165	84
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	443	—	—	—
Cumulative Effect of a Change in Accounting Principle	224	—	—	—

Funds from Operations	$12,416	$476	$525	$199

[Additional columns below]

[Continued from above table, first column(s) repeated]

	5 Points Associates,	Keystone Realty	Other	Proforma
	LLC (4)	Services, Inc. (5)	Adjustments (6)	Total

Revenue:
Rents	$—	$—	$—	$20,566
Reimbursement Revenue and Other	—	878	—	4,971

Total revenue	$—	$878	$—	$25,537

Operating Expenses:
Property Operating Expenses	$—	$—	$—	$1,245
Real Estate Taxes	—	—	—	2,705

Property NOI	—	878	—	21,587

General and Administrative	—	642	—	3,043

EBITDA	—	236	741	19,285
Depreciation and Amortization	—	94	—	6,196
Interest Expense	—	1	—	5,183

Income before other items	—	141	741	7,906
Equity in Income from Equity Method Investments	—	—	(1,621)	—
Preferred Dividends, Preferred Distributions, Minority Interest and Cumulative Effect of a Change in Accounting Principle	—	—	—	(4,331)

Net Income (Loss) Allocated to Common Shareholders	$—	$141	$(880)	$3,575

FFO
Net Income Allocated to Common Shareholders	$—	$141	$(880)	$3,575
Income Allocated to Preferred Shareholders	—	—	—	1,940
Minority Interest of Unitholders in Operating Partnership	—	—	—	899
Distributions to Preferred Unitholders	—	—	—	1,268
Redeemable Preferred Stock Dividends	—	—	—	(1,574)
Depreciation and Amortization- Real Estate Assets	—	—	(461)	5,641
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	—	—	—	443
Cumulative Effect of a Change in Accounting Principle	—	—	—	224

Funds from Operations	$—	$141	$(1,341)	$12,416

(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2) In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3) In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, LLC to develop and construct a 799,344 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the venture.

(4) In July 2003, the Company formed a joint venture with Browning known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of the venture.

(5) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(6) Consists of an 11% preferred return for Keystone’s equity investment in Nocha, LLC and elimination adjustments for presentation purposes.

Keystone Property Trust
Debt Detail (Dollars in thousands, as of September 30, 2003)

	Fixed Rate Mortgages		Variable Rate Debt

Year of	Principal	Due on	Mortgage	Credit	Total Scheduled	Wtd Avg Interest Rate
Maturity	Amortization	Maturity	Debt	Facilities	Payments	For Fixed Rate Maturities

2003	$695	$—	$14,340	$—	$15,035	0.0%
2004	2,853	17,922	9,693	120,400	150,868	7.7%
2005	2,758	14,518	16,000	6,466	39,742	7.9%
2006	2,514	12,509	—	—	15,023	7.3%
2007	907	95,723	—	—	96,630	8.0%
2008	782	6,554	—	69,500	76,836	7.0%
2009	841	—	—	—	841	0.0%
2010	779	26,493	—	—	27,272	8.2%

Total	$12,129	$173,719	$40,033	$196,366	$422,247	7.8%

			Debt Premium, Net of Amortization		4,378

			Total Debt Outstanding		$426,625

Keystone Property Trust
Portfolio Analysis

Portfolio Characteristics	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002

Number of Properties-In Service	120	119	118	93	124
Number of Properties-Completed Projects in Lease-Up Stage	—	—	1	1	1

Total Number of Properties	120	119	119	94	125

Rentable Square Feet -In Service	26,891,481	26,730,791	26,230,630	19,915,038	22,758,088
Rentable Square Feet-Completed Projects in Lease-Up Stage	—	—	510,000	870,136	870,136

Total Rentable Square Feet	26,891,481	26,730,791	26,740,630	20,785,174	23,628,224

Occupied (Square Feet)	24,779,724	24,763,247	24,250,757	18,524,919	21,381,762
Vacant (Square Feet)	2,111,757	1,967,544	1,979,881	1,390,119	1,376,326
Number of Leases	206	205	192	133	254
Average Tenant Size per Occupied Square Foot - Industrial	126,791	126,705	132,250	149,273	138,933
Occupancy Rates -Based on In Service RSF	92.1%	92.6%	92.5%	93.0%	94.0%
Number of In Service Properties by Market:
New Jersey	35	34	33	21	21
Pennsylvania	37	37	37	29	29
Indiana	11	11	11	6	6
South Carolina	26	26	26	26	26
Other	11	11	11	11	42

Total In Service Properties	120	119	118	93	124

Keystone Property Trust
Physical Occupancy Analysis

Physical Occupancy by Sub-Market:	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002

NEW JERSEY
Central and Northern NJ	94.0%	93.9%	95.0%	94.9%	95.1%

PENNSYLVANIA
Allentown, PA	97.0%	95.9%	95.1%	92.2%	94.0%
Harrisburg/Chambersburg, PA	90.4%	94.5%	95.1%	93.9%	92.9%
Reading, PA	69.7%	69.7%	69.7%	69.7%	69.7%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	91.1%	94.1%	94.4%	92.7%	92.4%

INDIANA
Indianapolis, IN	92.1%	92.5%	82.3%	93.7%	93.7%

SOUTH CAROLINA
Greenville/Spartanburg, SC	90.1%	84.7%	91.3%	85.8%	94.4%

OTHER
Central Ohio	89.6%	89.6%	97.7%	97.7%	98.3%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Albany, NY (1)	—	—	—	—	96.1%
Rochester, NY (1)	—	—	—	—	90.1%
Syracuse, NY (1)	—	—	—	—	89.2%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	91.0%	91.0%	98.0%	98.0%	94.4%

TOTAL PORTFOLIO	92.1%	92.6%	92.5%	93.0%	94.0%

(1) These properties were sold as part of the Upstate New York Portfolio transaction in December 2002.

Keystone Property Trust
Preferred Equity Analysis (Dollars in thousands, except share and per share data)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002

Cumulative Redeemable Preferred Stock
Series D (1)
Shares Outstanding	2,760,000	2,760,000	2,760,000	—	—
Aggregate Liquidation Value	$69,000	$69,000	$69,000	$—	$—
Liquidation Value Per Share	$25.00	$25.00	$25.00	$—	$—
Common Share Conversion Price	N/A	N/A	N/A	—	—
Yield	9.125%	9.125%	9.125%	—	—
Convertible Preferred Stock
Series C (2)
Shares Outstanding	600,000	600,000	600,000	600,000	600,000
Aggregate Liquidation Value	$15,000	$15,000	$15,000	$15,000	$15,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Convertible Preferred Operating Partnership Units
Series C (3)
Units Outstanding	1,664,965	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$41,624	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.00	$16.00	$16.00	$16.00	$16.00
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Series D
Units Outstanding	450,700	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$11,268	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.00%	9.00%	9.00%	9.00%	9.00%

Total Liquidation/Book Value of Preferred Stock	$136,892	$136,892	$136,892	$67,892	$67,892

(1) This Redeemable Preferred Stock was issued in February 2003, is not convertible into Common Shares and is redeemable at the Company’s option beginning on February 19, 2008.

(2) 800,000 shares of Series A Convertible Preferred Stock and 200,000 shares of Series C Convertible Preferred Stock were re-purchased by the company on September 8, 2002.

(3) 796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001.

Keystone Property Trust
Equity Analysis (Dollars in thousands, except share and per share data)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002

Total Outstanding in Common Share Equivalents:
Common Shares	21,805,083	21,787,933	21,497,001	21,355,609	21,167,471
Operating Partnership Units	5,486,957	5,444,226	5,519,204	5,621,308	5,811,361
Preferred Stock	952,381	952,381	952,381	952,381	952,381
Preferred Operating Partnership Units	3,284,386	3,284,386	3,284,386	3,284,386	3,284,386

Total	31,528,807	31,468,926	31,252,972	31,213,684	31,215,599
Weighted Average Outstanding:
Common Shares	21,798,811	21,709,549	21,457,794	21,313,553	19,489,288
Operating Partnership Units	5,486,435	5,487,737	5,552,154	5,690,532	5,968,503
Preferred Shares (at Common Share Equivalents)	952,381	952,381	952,381	952,381	2,099,567
Preferred Operating Partnership Units (at Common Share Equivalents)	3,284,386	3,284,386	3,284,386	3,284,386	3,679,644
Common Stock Options	332,546	274,850	183,174	195,603	172,397

Total	31,854,559	31,708,903	31,429,889	31,436,455	31,409,399
Common Share Price Range:
Quarterly High	$20.65	$19.36	$17.50	$17.28	$16.75
Quarterly Low	18.40	16.78	15.65	15.30	13.45
Quarterly Average	19.41	17.98	16.38	16.63	15.67
End of Quarter	20.26	18.51	17.20	16.97	16.64
Common Stock Options Outstanding	1,172,399	1,192,066	1,178,066	1,144,579	1,335,854
Weighted Average Option Exercise Price	$13.87	$13.83	$13.77	$13.79	$13.83
Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$136,892	$136,892	$136,892	$67,892	$67,892
Market Value of Common Equity	552,937	504,067	464,679	457,798	448,928

Market Capitalization	689,829	640,959	601,571	525,690	516,820
Total Debt	426,625	413,778	405,165	325,796	433,202

Total Market Capitalization	$1,116,454	$1,054,737	$1,006,736	$851,486	$950,022

Keystone Property Trust
Debt Analysis (Dollars in thousands, except per share data)

	September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002 (1)

Debt Outstanding
Mortgage Loans	$185,848		$186,527		$187,192		$194,970		$309,867
Construction Loans	40,033		36,807		34,492		26,706		12,308
Revolving Credit Facilities	196,366		185,866		178,703		103,966		109,566
Debt Premium, Net of Amortization	4,378		4,578		4,778		154		1,461

Total Debt Outstanding	$426,625		$413,778		$405,165		$325,796		$433,202

Interest Rate Structure
Fixed, including debt premiums	$190,226		$191,105		$191,970		$195,124		$311,328
Variable	236,399		222,673		213,195		130,672		121,874

Total	$426,625		$413,778		$405,165		$325,796		$433,202

Weighted Average Term to Maturity (in years)	2.9		2.6		2.7		3.0		3.9
% Fixed Rate Loans	44.6%		46.2%		47.4%		59.9%		71.9%
% Variable Rate Loans	55.4%		53.8%		52.6%		40.1%		28.1%
% Secured Debt	55.5%		56.6%		57.4%		70.1%		76.1%
% Unsecured Debt	44.5%		43.4%		42.6%		29.9%		23.9%
Average Interest Rates
Mortgage Loans	7.8%		7.8%		7.8%		7.5%		7.7%
Construction Loans	3.6%		3.7%		4.0%		3.6%		4.1%
Revolving Credit Facilities	2.7%		3.0%		3.2%		3.3%		3.4%

Total Weighted Average	5.0%		5.3%		5.4%		5.8%		6.5%

Debt Ratios
Debt to Total Market Capitalization	38.2%		39.2%		40.2%		38.3%		45.6%
Debt to Undepreciated Assets	48.2%		47.6%		47.4%		45.8%		51.6%
Coverage Ratios
Interest Coverage-Property NOI	3.8	x	3.6	x	3.4	x	2.9	x	3.0	x
(NOI / Interest)
Interest Coverage-EBITDA	3.4	x	3.2	x	3.1	x	2.5	x	2.7	x
(EBITDA / Interest)
Interest Coverage-EBITDA-YTD	3.2	x	3.1	x	3.1	x	2.7	x	2.8	x
(EBITDA / Interest — Year-to-date)
Debt Service Coverage -Property NOI	3.4	x	3.2	x	3.0	x	2.5	x	2.6	x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage — EBITDA	3.0	x	2.8	x	2.8	x	2.1	x	2.4	x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage -Property NOI	2.4	x	2.3	x	2.3	x	2.3	x	2.2	x
(NOI / (Interest + Preferred Distributions))
Fixed Charge Coverage — EBITDA	2.2	x	2.1	x	2.1	x	2.0	x	2.0	x
(EBITDA / (Interest + Preferred Distributions))

(1) For comparability purposes, the ratios do not reflect the $30.2 million provision for asset impairment that was recorded in the third quarter of 2002.

Keystone Property Trust
Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002 (1)

PRICING MULTIPLES
NOI Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. NOI)	13.3	x	12.7	x	13.7	x	11.0	x	11.0	x
EBITDA Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. EBITDA)	14.9	x	14.5	x	16.5	x	13.5	x	12.5	x
FFO Multiple
(Quarter End Common Share Price / Ann. FFO - per share)	13.0	x	12.5	x	13.0	x	13.3	x	11.6	x
FAD Multiple
(Quarter End Common Share Price / Ann. FAD - per share)	16.3	x	13.2	x	13.4	x	15.7	x	13.9	x
NOI Yield
(Ann. NOI before Interest and Depreciation Expense / (Market Value of Common Equity + Preferred Share/Units + Debt))	7.5%		7.9%		7.3%		9.1%		9.1%
EBITDA Yield
(Ann. EBITDA / (Market Value of Common Equity + Preferred Share/Units + Debt))	6.7%		6.9%		6.1%		7.4%		8.0%
FFO Yield
(Ann. FFO - per share / Quarter End Common Share Price)	7.7%		8.0%		7.7%		7.5%		8.7%
FAD Yield
(Ann. FAD - per share / Quarter End Common Share Price)	6.1%		7.6%		7.4%		6.4%		7.2%
RETURNS
Yield on Real Estate Owned - NOI
(Ann. NOI before Interest and Depreciation Expense / Average Gross Operating Real Estate Investments )	10.4%		10.3%		10.5%		10.7%		10.5%
Yield on Real Estate Owned - EBITDA
(Ann. EBITDA / Average Gross Operating Real Estate Investments)	9.3%		9.0%		8.7%		8.7%		9.2%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBITDA / Avg. Equity & Minority Interest)	19.9%		19.2%		17.4%		19.7%		22.1%
FFO Return on Book Value of Average Equity & Minority Interest
(Ann. FFO / Avg. Equity & Minority Interest)	12.8%		11.9%		11.5%		12.2%		12.8%

(1)  For comparability purposes, the ratios do not reflect the $30.2 million provision for asset impairment that was recorded in the third quarter of 2002.

Keystone Property Trust
Dividend Analysis

	September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002 (1)

Common Stock Dividends Paid:
Dividends per Share/Unit	$0.33		$0.325		$0.325		$0.325		$0.325
Declaration Date	7/2/2003		4/3/2003		1/7/2003		10/7/2002		7/2/2002
Common Shareholders’ Record Date	7/17/2003		4/16/2003		1/17/2003		10/17/2002		7/17/2002
Common Dividends Payment Date	7/31/2003		4/30/2003		1/31/2003		10/31/2002		7/31/2002
Common Dividend Payout Ratios:
Payout - FFO
(Dividends/FFO)	84.6%		87.8%		98.5%		108.3%		91.1%
Payout - FAD
(Dividends/FAD)	106.5%		92.9%		101.6%		120.4%		107.3%
Dividend Coverage - FFO
(FFO/Dividends)	1.2	x	1.1	x	1.0	x	.9	x	1.1	x
Dividend Coverage - FAD
(FAD/Dividends)	.9	x	1.1	x	1.0	x	.8	x	0.9	x
Common Dividend Yields:
Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	6.5%		7.0%		7.6%		7.7%		7.8%
Spread Over 5 Year U.S. Treasury at quarter end	3.7%		4.6%		4.9%		5.0%		5.2%
Spread Over 10 Year U.S. Treasury at quarter end	2.6%		3.5%		3.8%		3.9%		4.2%

(1)  For comparability purposes, the ratios do not reflect the $30.2 million provision for asset impairment that was recorded in the third quarter of 2002.

Keystone Property Trust
Research Coverage, Anticipated 2003 Earnings Release and Dividend Calendar

       Research Coverage

Firm	Analyst	Phone

Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
	Michael T. Marron	212-272-7424
Wachovia Securities	Christopher P. Haley	804-782-3708
	Donald Fandetti	443-263-6537
	Gregg Korondi	443-263-6579
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558
BB&T Capital Markets Inc.	Stephanie Krewson	804-782-8784
J.P. Morgan Securities Inc.	Anthony Paolone	212-622-6682

       Anticipated 2003 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Dividend Declaration Date	4/4/2003	7/3/2003	10/6/2003	First week in Jan 2004

Dividend Record Date	4/17/2003	7/17/2003	10/17/2003	1/16/2004

Dividend Payment Date	4/30/2003	7/31/2003	10/31/2003	1/30/2004

Anticipated Earnings Release/Earnings Call	4/23/2003	7/23/2003	10/22/2003	1/28/2004

Annual Shareholders Meeting		6/10/2003